UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021 (August 28, 2021)

ROTOR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39897	85-2838301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

The Chrysler Building 405 Lexington Avenue New York, New York	10174
(Address of principal executive offices)	(Zip Code)

(212) 818-8800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	ROT.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ROT	The New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	ROT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 5, 2021, Rotor Acquisition Corp., a Delaware corporation (“we,” “us,” “our” or the “Company”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Rotor Merger Sub Corp., a Delaware corporation and a wholly owned Subsidiary of the Company (“Merger Sub”), and Sarcos Corp., a Utah corporation (“Sarcos”). The transactions set forth in the Merger Agreement, including the Merger (defined below), will constitute a “Business Combination” as contemplated by the Company’s Amended and Restated Certificate of Incorporation. Unless expressly stated otherwise herein, capitalized terms used but not defined herein shall have such meanings ascribed to them in the Merger Agreement.

The proposed Business Combination is expected to be consummated after the required approval by the stockholders of the Company and the satisfaction of certain other conditions.

On August 6, 2021, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Company’s special meeting in lieu of the 2021 annual meeting scheduled to be held on September 15, 2021 (the “Special Meeting”) to, among other things, vote to approve the Business Combination and related matters. The Proxy Statement and accompanying proxy card was first mailed to Company stockholders on August 9, 2021.

Item 1.01Entry into a Material Definitive Agreement.

On August 28, 2021, the Company, Merger Sub and Sarcos entered into Amendment No. 1 (“Amendment No. 1”) to the Merger Agreement, pursuant to which the parties thereto agreed to, in addition to Company stockholder approval of the Second Amended and Restated Certificate of Incorporation of the post-Business Combination company (the “New Charter”) pursuant to DGCL, the governing documents of the Company, and the NYSE rules and regulations, a mutual closing condition that (i) holders of a majority of outstanding shares of Class A Common Stock of the Company and (ii) holders of a majority of outstanding shares of Class B Common Stock of the Company, each voting as a separate class at the Special Meeting, vote to approve the New Charter.

Amendment No. 1 is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”).  The foregoing description of Amendment No. 1 is not complete and is subject to, and qualified in its entirety by, reference to the form thereof filed herewith.

Item 8.01Other Events.

On August 30, 2021, the Company filed with the SEC on Schedule 14A definitive additional materials related to Amendment No. 1 and certain clerical corrections to the Proxy Statement and related proxy card as follows:

Supplement to Proxy Statement

This supplemental information should be read in conjunction with the Proxy Statement which should be read in its entirety. Page references in the below disclosures are to pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement.

ROTOR ACQUISITION CORP.

The Chrysler Building

405 Lexington Avenue
New York, New York 10174

Supplement to Proxy statement
FOR THE SPECIAL MEETING OF STOCKHOLDERS

to be held on September 15, 2021

On August 6, 2021, Rotor Acquisition Corp. (the “Company”) filed with the Securities and Exchange Commission its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and related proxy card (the “Proxy Card”) in respect of the special meeting of stockholders (the “Special Meeting”) in lieu of the 2021 annual meeting of the stockholders of the Company to be held virtually on September 15, 2021, at 10:00 a.m. Eastern Time at https://www.cstproxy.com/rotoracquisition/2021.

On August 28, 2021, the Company, Merger Sub and Sarcos entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated April 5, 2021, by and among the Company, Rotor Merger Sub Corp., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), and Sarcos Corp., a Utah corporation (“Sarcos”), pursuant to which the parties thereto agreed to condition the satisfaction of the condition related to the Company’s stockholders’ approval of the Second Amended and Restated Certificate of Incorporation upon the receipt of the affirmative vote of holders of a majority of the shares of the Company’s Class A Common Stock and holders of a majority of the shares of the Company’s Class B Common Stock, in each case voting as a separate class. A copy of Amendment No. 1 is attached hereto as Annex A.

The Company is supplementing the Proxy Statement (the “Supplement”) as set forth herein to (i) reflect certain changes with respect to the requisite vote to approve Proposal No. 3 (the Charter Approval Proposal) to reflect the agreement of the parties to the Merger Agreement as set forth in Amendment No. 1 and (ii) correct a clerical error in the Proxy Statement and Proxy Card regarding certain references to the proposed number of shares of Common Stock the post-combination company will be authorized to issue. No changes or other updates are being made to the Proxy Statement except as set forth herein.  Capitalized terms used but not defined in the Supplement have the meanings ascribed thereto in the Proxy Statement.

Amendment No. 1 to the Merger Agreement

At the Special Meeting, the Company’s stockholders are being asked, among other things, in Proposal No. 3 to adopt the Second Amended and Restated Certificate of Incorporation of the Company in the form attached to the Proxy Statement as Annex B.  As disclosed in the Proxy Statement, approval of the Charter Approval Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon at the Special Meeting (the “Previously Disclosed Voting Standard”).

Pursuant to the terms of Amendment No. 1, it is now a mutual closing condition that, in addition to the approval required by the Previously Disclosed Voting Standard, the holders of a majority of the Class A Common Stock and the holders of a majority of the Class B Common Stock, each voting as a separate class, vote “FOR” the Charter Approval Proposal.

Attached hereto as Annex B are updated provisions of the Proxy Statement reflecting the additional approvals required with respect to the Charter Approval Proposal, as agreed by the parties to the Merger Agreement pursuant to Amendment No. 1, with revisions shaded in grey and marked as bolded and underlined text.  We have attached as Annex C a revised Proposal No. 3, amended and restated in its entirety, with revisions shaded in grey and marked as bolded underlined text and deletions with strikethrough text.

Clerical Correction

At the Special Meeting, the Company’s stockholders are being asked to, among other things, in Proposals No. 3 and 4A, approve and authorize an increase in the number of shares of Common Stock the post-combination company is authorized to issue.  The Proxy Statement on pages 148 and 151 and the Proxy Card in Proposal No. 4A errantly stated that the Company was seeking the authorization for the post-combination company to issue up to 990 billion shares of Common Stock when the Company is actually seeking the authorization for the post-combination company to issue up to 990 million shares of Common Stock, as correctly outlined elsewhere in the Proxy Statement in the discussion of the post-combination company’s securities in the sections entitled “Description of Securities” and “Comparison of Stockholder Rights” on pages 228 on 240, respectively, and in Article IV of the form of proposed Second Amended and Restated Certificate of Incorporation attached as Annex B to the Proxy Statement.

Attached hereto as Annex C are updated versions of Proposal No. 3 and Proposal No. 4, amended and restated in their entirety, to correct the clerical error, with revisions shaded in grey and marked as bolded underlined text and deletions with strikethrough text.  Also included with this Supplement is an updated version of the Proxy Card correcting the description of Proposal 4A to reference the correct number of shares of Common Stock proposed to be authorized for issuance by the post-combination company.

Review of Supplement and Proxy Statement

Please read the Proxy Statement and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Special Meeting.

Treatment of Voted Proxies; Mailing of Supplement

The enclosed form of revised Proxy Card permits you to submit your proxy for all of the proposals outlined in the Proxy Statement, as updated by the Supplement, and, if submitted, will replace any previously submitted proxy in connection with the Special Meeting. If you have not yet voted, please vote promptly by submitting your proxy by completing the revised Proxy Card included with this Supplement in its entirety, and signing, dating and returning it in the enclosed envelope or voting over the internet by following the instructions set forth in the Proxy Statement and the enclosed revised Proxy Card. For stockholders who have already voted, a previous vote in favor of either or both of Proposal Nos. 3 and 4A will be counted as a vote in favor of such proposal(s), as corrected, and a previous vote against either or both of Proposal Nos. 3 and 4A will be counted as a vote against such proposal(s), unless, in each case, the original proxy is revoked by the stockholder, which can be done by submitting a new proxy. Also please note that votes previously submitted with respect to Proposal No. 1 will be voted as previously directed (or FOR Proposal No. 1 if no direction has been provided) with respect to Proposal No. 1, which the Company and proxy holder will treat as referring to the Merger Agreement as amended by Amendment No. 1, unless the original proxy is revoked by the stockholder, which can be done by submitting a new proxy.  We encourage you to submit your proxy so that your shares will be represented and voted at the Special Meeting, whether or not you can attend.  This Supplement and the updated proxy card are first being mailed to stockholders on or about August 30, 2021.

Voting Your Shares – Stockholders of Record

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed Proxy Card in the postage-paid envelope provided. By signing the Proxy Card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the Proxy Card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the Proxy Card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one Proxy Card, it is an indication that your shares are held in multiple accounts. Please sign and return all Proxy Cards to ensure that all of your shares are voted. If you sign and return the Proxy Card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted ”FOR” each of the proposals. Our Board recommends voting “FOR” the Business Combination Proposal, “FOR” the NYSE Proposal, “FOR” the Charter Approval Proposal, “FOR” the Governance Proposals, “FOR” each nominee in the Director Election Proposal, “FOR” the Incentive Plan Proposal, “FOR” the Employee Stock Purchase Plan Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m. Eastern Time the business day prior to the Special Meeting.

Voting at the Virtual Meeting.  The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at https://www.cstproxy.com/rotoracquisition/2021. To be admitted to the virtual Special Meeting, go to the webcast URL and enter your unique control number that is printed on your Proxy Card. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at (917) 262-2373, or via email at proxy@continentalstock.com. For additional information, please see the section entitled “Special Meeting of Company Stockholders” in the Proxy Statement.

Where You Can Find More Information

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including the Proxy Statement, Proxy Card and this Supplement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of the Proxy Statement or this Supplement, or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Rotor Acquisition Corp.

The Chrysler Building, 405 Lexington Avenue

New York, New York 10174

(212) 818-8800

Attention: Corporate Secretary

Email: info@rotoracquisition.com

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call collect: (203) 658-9400

Email: ROT.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by September 13, 2021 (two business days prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from the Company, the Company will mail them to you by first class mail, or another equally prompt means.

Annex A

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment No. 1”), dated as of August 28, 2021 is by and among Rotor Acquisition Corp., a Delaware corporation (“Rotor”), Rotor Merger Sub Corp., a Delaware corporation and a wholly owned Subsidiary of Rotor (“Merger Sub”), and Sarcos Corp., a Utah corporation (the “Company”) (collectively, the “Parties” and each, a “Party”). Capitalized terms used but not otherwise defined in this Amendment No. 1 shall have respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Parties previously entered into the Agreement and Plan of Merger, dated as of April 5, 2021 (the “Merger Agreement”); and

WHEREAS, the Parties desire to amend certain provisions of the Merger Agreement (pursuant to and in accordance with Section 8.3 of the Merger Agreement), on the terms and subject to the conditions set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the premises and mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

I.	Amendment to the Merger Agreement.

1.  The definition of the term “Rotor Stockholder Approval” in Section 1.1 is amended and restated in its entirety to read as follows:

“Rotor Stockholder Approval” means the approval of each Transaction Proposal, at the Rotor Stockholders Meeting in accordance with the DGCL, the Governing Documents of Rotor, and the NYSE rules and regulations; provided that in addition to the foregoing, the Parties agree that for the Transaction Proposal contemplated by Section 5.10(a)(E) in respect of the Amended and Restated Charter of Rotor, in the form included in Exhibit H (or with such changes as were reasonably approved by the Company and Rotor), Rotor will obtain the additional approvals contemplated by Section 6.1(h).”

2.  Section 6.1 of the Merger Agreement is amended as follows:

(A)	The “and” at the end of Section 6.1(f) will be deleted;

(B)	The period at the end of Section 6.1(g) will be replaced with “; and”; and

(C)	A new Section 6.1(h) will be inserted, which will read in its entirety as follows:

“(h)  The Transaction Proposal contemplated by Section 5.10(a)(E) in respect of the Amended and Restated Charter of Rotor, in the form included in Exhibit H (or with such changes as were reasonably approved by the Company and Rotor), shall have been approved by (i) the holders of a majority of the issued and outstanding Rotor Class A Shares and (ii) the holders of a majority of the issued and outstanding Rotor Class B Shares, in each case voting as a separate class, and such approval shall remain in full force and effect.”

II.	Miscellaneous.

The terms, conditions and provisions of the Merger Agreement, as amended by this Amendment No. 1, remain in full force and effect.  This Amendment No. 1 shall be governed by, and otherwise construed in accordance with, the terms of the Merger Agreement, as though the other provisions of this Amendment No. 1 were set forth in the Merger Agreement.  This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. The use of electronic signatures and electronic records (including, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other applicable law. Minor variations in the form of the signature page, including footers from earlier versions of this Amendment No. 1 or any such other document, shall be disregarded in determining the party’s intent or the effectiveness of such signature.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first written above.

ROTOR ACQUISITION CORP.
By:	/s/ Amy Salerno
Name:	Amy Salerno
Title:	Chief Financial Officer

ROTOR MERGER SUB CORP.
By:	/s/ Amy Salerno
Name:	Amy Salerno
Title:	Director

SARCOS CORP.
By:	/s/ Benjamin G. Wolff
Name:	Benjamin G. Wolff
Title:	Chairman and CEO

Annex B

The final paragraph to the Company’s “Notice of Special Meeting in lieu of the 2021 Annual Meeting of the Stockholders” is amended and restated in its entirety as follows (new text in bold, underlined and highlighted in grey):

“The presence, virtually or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock of the Company representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Special Meeting shall constitute a quorum in order to conduct business at the Special Meeting. Approval of each of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of our outstanding shares of Common Stock present, represented virtually or by proxy and entitled to vote at the Special Meeting. Approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting; in accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring that the Charter Approval Proposal is adopted and approved by the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock and holders of a majority of the outstanding shares of Class B Common Stock, in each case voting as a separate class (it being noted that if such vote is obtained, any applicable separate quorum requirement, if any, would necessarily be satisfied). Directors in the Director Election Proposal are elected by a plurality of the votes cast by the holders of our outstanding shares of Class B Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting (pursuant to our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock are not entitled to vote on the Director Election Proposal); this means that the eight individuals nominated for election to the Board who receive the most “FOR” votes will be elected. The Board unanimously recommends that you vote “FOR” each of these proposals.”

The second paragraph under the heading “Q. Why is the Company proposing the Charter Approval Proposal?” on page 9 of the Proxy Statement is amended and restated in its entirety as follows (new text in bold, underlined and highlighted in grey):

“Approval of the Charter Approval Proposal is conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.  Approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting; in accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring that the Charter Approval Proposal is adopted and approved by the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock and holders of a majority of the outstanding shares of Class B Common Stock, in each case voting as a separate class.”

The fourth paragraph under the heading “Q. What vote is required to approve the proposals presented at the Special Meeting?” on page 11 of the Proxy Statement is amended and restated in its entirety as follows (new text in bold, underlined and highlighted in grey):

“The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of the voting power of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. In accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring that the Charter Approval Proposal is adopted and approved by the affirmative vote of holders of a majority of our outstanding shares of Class A Common Stock and holders of a majority of our outstanding shares of Class B Common Stock, in each case voting as a separate class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a properly executed proxy marked “ABSTAIN” and a broker non-vote will have the same effect as a vote “AGAINST” such Charter Approval Proposal.”

The third paragraph under the heading “Quorum and Required Vote for Proposals for the Special Meeting” on page 29 of the Proxy Statement is amended and restated in its entirety as follows (new text in bold, underlined and highlighted in grey):

The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. In accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring that the Charter Approval Proposal is adopted and approved by the affirmative vote of holders of a majority of our outstanding shares of Class A Common Stock and holders of a majority of our outstanding shares of Class B Common Stock, in each case voting as a separate class (it being noted that if such vote is obtained, any applicable separate quorum requirement, if any, would necessarily be satisfied).  Accordingly, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a properly executed proxy marked “ABSTAIN” or broker non-vote, will have the same effect as a vote “AGAINST” such Charter Approval Proposal.

The third paragraph under the heading “Quorum and Required Vote for Proposals for the Special Meeting” on page 100 of the Proxy Statement is amended and restated in its entirety as follows (new text in bold, underlined and highlighted in grey):

The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. In accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring that the Charter Approval Proposal is adopted and approved by the affirmative vote of holders of a majority of our outstanding shares of Class A Common Stock and holders of a majority of our outstanding shares of Class B Common Stock, in each case voting as a separate class (it being noted that if such vote is obtained, any applicable separate quorum requirement, if any, would necessarily be satisfied).  Accordingly, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a properly executed proxy marked “ABSTAIN” or broker non-vote, will have the same effect as a vote “AGAINST” such Charter Approval Proposal.

The first paragraph under the heading “General Description of the Merger Agreement and Consideration to the Sarcos Equity Holders” on page 105 of the Proxy Statement is amended and restated in its entirety as follows (new text in bold, underlined and highlighted in grey):

“On April 5, 2021, the Company entered into the Merger Agreement with Merger Sub and Sarcos, pursuant to which, among other things and subject to the terms and conditions contained in the Merger Agreement, the Company will acquire Sarcos. On August 28, 2021, the Company entered into Amendment No. 1 to the Merger Agreement, which provides that satisfaction of the condition related to Rotor stockholders’ approval of the Charter Approval Proposal will also require the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock and holders of a majority of the outstanding shares of Class B Common Stock, in each case voting as a separate class. After giving effect to the Business Combination, Sarcos will continue as a subsidiary of the Company and the Sarcos Equity Holders will hold a portion of or the right to acquire a portion of the Company’s Common Stock.”

The fourth bullet under the heading “Conditions to Closing of the Business Combination” on page 107 of the Proxy Statement is amended and restated in its entirety as follows (new text in bold, underlined and highlighted in grey):

“approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting and such approvals remain in full force and effect; provided further that the Charter Approval Proposal is also approved by the affirmative vote of (i) holders of a majority of outstanding shares of Class A Common Stock and (ii) holders of a majority of outstanding shares of Class B Common Stock, in each case voting as a separate class;”

A new paragraph is inserted at the end of the section entitled “Background of the Business Combination” on page 125 of the Proxy Statement as follows (new text in bold, underlined and highlighted in grey):

“On August 6, 2021, the Company received a demand letter from a law firm, representing a purported Rotor stockholder, alleging that the DGCL would require approval of Proposal No. 3 by the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock voting as a separate class.  Without acknowledging or conceding the propriety of the demand, to avoid both uncertainty and potential delay, the Company has determined to propose amending the Merger Agreement to provide for this additional vote, as well as a separate class vote by the holders of a majority of the outstanding shares of Class B Common Stock.

On August 19, 2021, Gibson Dunn sent representatives of WSGR a draft of a potential amendment to the Merger Agreement (“Amendment No. 1”) providing for an additional mutual closing condition that approval of Proposal No. 3 would also require the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock and holders of a majority of the outstanding shares of Class B Common Stock, in each case voting as a separate class.  Between August 19 and 26, 2021, representatives of Gibson Dunn and WSGR exchanged drafts and correspondence.

On August 23, 2021, the Board convened a meeting to discuss a supplement to the proxy statement (the “Proxy Supplement”) and Amendment No. 1.  At the meeting, Gibson Dunn provided an overview of the voting standard set forth in the proxy statement and Merger Agreement and described the modifications set forth in Amendment No. 1 and the Proxy Supplement.  The Special Committee then met separately to consider the Proxy Supplement and Amendment No. 1.  On August 27, the Special Committee executed a unanimous written consent pursuant to which it (i) determined that Amendment No. 1 is in the best interest of the Company and its stockholders, and (ii) recommended that the Board approve and declare advisable Amendment No. 1. Later on August 27, the Board executed a unanimous written consent pursuant to which it (i) determined that Amendment No. 1 is in the best interest of the Company and its stockholders, and (ii) approved and declared advisable Amendment No. 1.

On August 28, 2021, the Company, Merger Sub and Sarcos entered into Amendment No. 1.”

The first paragraph under the heading “Vote Required for Approval” on page 150 of the Proxy Statement is amended and restated in its entirety as follows (new text in bold, underlined and highlighted in grey):

The Charter Approval Proposal will be adopted and approved only if the holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting vote “FOR” the Charter Approval Proposal.  In accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring that the Charter Approval Proposal is adopted and approved by the affirmative vote of holders of a majority of our outstanding shares of Class A Common Stock and holders of a majority of our outstanding shares of Class B Common Stock, in each case voting as a separate class (it being noted that if such vote is obtained, any applicable separate quorum requirement, if any, would necessarily be satisfied). Accordingly, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as an abstention from voting or broker non-vote will have the same effect as a vote “AGAINST” the Charter Approval Proposal.

Annex C

PROPOSAL NO. 3 – APPROVAL OF THE Second Amended and Restated Certificate of Incorporation

Overview

Our stockholders are also being asked to adopt the Second Amended and Restated Certificate of Incorporation in the form attached hereto as Annex B, which, in the judgment of our Board, will address the needs of the post-combination company.

The following is a summary of the key changes effected by the Second Amended and Restated Certificate of Incorporation, but this summary is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, a copy of which is included as Annex B:

1.	Name Change: Change our name from Rotor Acquisition Corp. to “Sarcos Technology and Robotics Corporation”
2.	Corporate Purpose: Provide that the purpose of the post-combination company “is to engage in any lawful act or activity for which corporations may be organized under the DGCL.”
3.

Increase in Authorized Stock: Provide for a single class of common stock of the post-combination company, entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote (other than certain amendments relating to preferred stock) and provide for a capital structure of the post-combination company that will enable it to continue as an operating company governed by the DGCL.  The capital structure of the Company will be changed from (i) 70,000,000 Class A Common Stock, 12,500,000 Class B Common Stock and 1,000,000 preferred stock, each par value $0.0001 per share, to (ii) 990,000,000~~,000~~ shares of Common Stock and 10,000,000 shares of preferred stock, each par value $0.0001 per share.

4.

Adoption of Supermajority Vote Requirement to Amend the Second Amended and Restated Certificate of Incorporation: Require at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock entitled to vote generally in the election of directors will be required for stockholders, voting as a single class, for the amendment, repeal or modification of (i) the provisions of Section 3 of Article IV (Preferred Stock Designation), Section 2 of Article V (Board Classification), Article VI (Director Removal, New Directorships and Director Vacancies), Section 5 of Article VII (Director Election by Written Ballot), Article VIII (Stockholder Special Meetings) or Article XI (Amendment) or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the post-combination company.

5.

Removal of Directors: Provide that subject to the rights of the holders of any outstanding series of preferred stock, any director, or the entire post-combination company’s board of directors, may be removed, for cause, by the affirmative vote of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon.

6.	Action by Written Consent of Stockholders: Eliminate the right of stockholders to act by written consent.
7.

Provisions Related to Status as Blank Check Company: Provide for certain amendments to better reflect the post-combination company’s existence as an operating company.  For example, the Second Amended and Restated Certificate of Incorporation would remove the requirement to dissolve the post-combination company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination.

Reasons for the Amendments

The Board’s reasons for proposing each of these amendments to the certificate of incorporation are set forth below.

1.

Name Change: Currently, the Company’s name is Rotor Acquisition Corp.  The Board believes the name of the post-combination company should more closely align with the name of the post-Business Combination operating business and therefore has proposed the name change.

2.	Corporate Purpose: The Board believes this change is appropriate to remove language applicable to a blank check company.
3.

Increase in Authorized Stock: The Board believes this amendment will provide us with increased flexibility in meeting future corporate needs and requirements by providing additional authorized shares of Common Stock and preferred stock, which will be available for issuance from time to time as determined by the post-combination board of directors for any proper corporate purpose including additional equity financings without the expense and delay associated with a special stockholders’ meeting, except where required by applicable rules, regulations and laws.

4.

Adoption of Supermajority Vote Requirement to Amend the Second Amended and Restated Certificate of Incorporation:  The current certificate of incorporation of the Company generally may not be amended without an affirmative vote of a majority of all the then-outstanding shares of capital stock, voting as a single class, subject to certain heightened voting standards with respect to amendments to certain initial business combination provisions.  The Second Amended and Restated Certificate of Incorporation would require at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock, voting as a single class, for the amendment, repeal or modification of (i) the provisions of Section 3 of Article IV (Preferred Stock Designation), Section 2 of Article V (Board Classification), Article VI (Director Removal, New Directorships and Director Vacancies), Section 5 of Article VII (Director Election by Written Ballot), Article VIII (Stockholder Special Meetings) or Article XI (Amendment) or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the post-combination company.  The amendments are intended to protect the Amended and Restated Bylaws and certain key provisions of the Second Amended and Restated Certificate of Incorporation of the post-combination company from arbitrary amendment and to prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders or making changes to provisions that are intended to protect all stockholders.

5.

Removal of Directors: The current certificate of incorporation of the Company provides that before a Business Combination, only holders of Founder Shares may remove a director, with or without cause, and that holders of public shares have no right to vote on the election or removal of any director.  Under the DGCL, unless a company’s certificate of incorporation provides otherwise, removal of a director only for cause is automatic with a classified board.  The Second Amended and Restated Certificate of Incorporation of the post-combination company permits the removal of a director only for cause and only by the affirmative vote of the holders of at least at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon.  The Company’s board of directors believes that such a standard will (i) increase board continuity and the likelihood that experienced board members with familiarity of the post-combination company’s business operations would serve on the board at any given time and (ii) make it more difficult for a potential acquiror or other person, group or entity to gain control of the post-combination company’s board of directors.

6.

Action by Written Consent of Stockholders: The current certificate of incorporation of the Company provides that before a Business Combination, stockholders may act by written consent in accordance with the DGCL.  The Second Amended and Restated Certificate of Incorporation of the post-combination company would remove this right.  Eliminating the right of stockholders to act by written consent limits the circumstances under which stockholders can act on their own initiative to remove directors, or alter or amend the post-combination company’s organizational documents outside of a duly called special or annual meeting of the stockholders of the post-combination company.  Further, the Company’s board of directors believes continuing to limit stockholders’ ability to act by written consent will (i) reduce the time and effort our board of directors and management would need to devote to stockholder proposals, which time and effort could distract our directors and management from other important company business and (ii) facilitate transparency and fairness by allowing all stockholders to consider, discuss, and vote on pending stockholder actions.  In addition, the elimination of the stockholders’ ability to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the board of directors only at a duly called special or annual meeting.  However, this proposal is not in response to any effort of which the Company is aware to obtain control of the post-combination company, and the Company and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations.  Further, the Company’s board of directors does not believe that the effects of the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the post-combination company.  Inclusion of these provisions in the Second Amended and Restated Certificate of Incorporation of the post-combination company might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the board of directors and thereby help protect stockholders from the use of abusive and coercive takeover tactics.

7.

Provisions Related to Status as Blank Check Company:  The Company’s board of directors believes that making corporate existence perpetual is desirable to reflect the Business Combination with Sarcos.  The elimination of certain provisions related to the Company’s status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination.  For example, the Second Amended and Restated Certificate of Incorporation of the post-combination company does not include the requirement to dissolve the post-combination company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination.  Perpetual existence is the usual period of existence for public corporations, and the Company’s board of directors believes it is the most appropriate period for the post-combination company following the Business Combination.  In addition, certain other provisions in the Company’s current organizational documents require that proceeds from the Company’s initial public offering be held in the trust account until a business combination or liquidation of the Company has occurred.  These provisions cease to apply once the Business Combination is consummated and are therefore not included in the Second Amended and Restated Certificate of Incorporation of the post-combination company.

Vote Required for Approval

The Charter Approval Proposal will be adopted and approved only if the holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting vote “FOR” the Charter Approval Proposal.  In accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring that the Charter Approval Proposal is adopted and approved by the affirmative vote of holders of a majority of our outstanding shares of Class A Common Stock and holders of a majority of our outstanding shares of Class B Common Stock, in each case voting as a separate class.  Accordingly, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as an abstention from voting or broker non-vote will have the same effect as a vote “AGAINST” the Charter Approval Proposal.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting.  This Proposal No. 3 is conditioned on the approval of the Business Combination Proposal and the NYSE Proposal.  If each of the Business Combination Proposal and the NYSE Proposal is not approved, this Proposal No. 3 will have no effect, even if approved by our stockholders.  It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

PROPOSALS NO. 4A THROUGH 4D – APPROVAL OF CERTAIN GOVERNANCE PROVISIONS IN THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Overview

Our stockholders are also being asked to vote on a separate proposal with respect to certain governance provisions in the Second Amended and Restated Certificate of Incorporation, which are separately being presented in accordance with SEC guidance and which will each be voted upon on a non-binding advisory basis.  In the judgment of our Board, these provisions will address the needs of the post-combination company.  Accordingly, regardless of the outcome of the non-binding advisory vote on these proposals, the Company and parties to the Merger Agreement intend that the Second Amended and Restated Certificate of Incorporation in the form set forth on Annex B will take effect upon consummation of the Business Combination.

Proposal No. 4A: Increase in Authorized Stock

Description of Amendment

The Second Amended and Restated Certificate of Incorporation of the post-combination company will provide for a single class of common stock of the post-combination company, entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote (other than certain amendments relating to preferred stock) and provide for a capital structure of the post-combination company that will enable it to continue as an operating company governed by the DGCL.  The capital structure of the Company will be changed from (i) 70,000,000 Class A Common Stock, 12,500,000 Class B Common Stock and 1,000,000 preferred stock, each par value $0.0001 per share, to (ii) 990,000,000~~,000~~ shares of Common Stock and 10,000,000 shares of preferred stock, each par value $0.0001 per share.

Reasons for the Amendment

The Board believes this amendment will provide us with increased flexibility in meeting future corporate needs and requirements by providing additional authorized shares of Common Stock and preferred stock, which will be available for issuance from time to time as determined by the post-combination board of directors for any proper corporate purpose including additional equity financings without the expense and delay associated with a special stockholders’ meeting, except where required by applicable rules, regulations and laws.

Proposal No. 4B: Adoption of Supermajority Vote Requirement to Amend the Second Amended and Restated Certificate of Incorporation

Description of Amendment

The Second Amended and Restated Certificate of Incorporation of the post-combination company will require at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock entitled to vote generally in the election of directors will be required for stockholders, voting as a single class, for the amendment, repeal or modification of (i) the provisions of Section 3 of Article IV (Preferred Stock Designation), Section 2 of Article V (Board Classification), Article VI (Director Removal, New Directorships and Director Vacancies), Section 5 of Article VII (Director Election by Written Ballot), Article VIII (Stockholder Special Meetings) or Article XI (Amendment) or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the post-combination company.

Reasons for the Amendment

The current certificate of incorporation of the Company generally may not be amended without an affirmative vote of a majority of all the then-outstanding shares of capital stock, voting as a single class, subject to certain heightened voting standards with respect to amendments to certain initial business combination provisions.  The Second Amended and Restated Certificate of Incorporation would require at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock, voting as a single class, for the amendment, repeal or modification of (i) the provisions of Section 3 of Article IV (Preferred Stock Designation), Section 2 of Article V (Board Classification), Article VI (Director Removal, New Directorships and Director Vacancies), Section 5 of Article VII (Director Election

by Written Ballot), Article VIII (Stockholder Special Meetings) or Article XI (Amendment) or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the post-combination company.  The amendments are intended to protect the Amended and Restated Bylaws and certain key provisions of the Second Amended and Restated Certificate of Incorporation of the post-combination company from arbitrary amendment and to prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders or making changes to provisions that are intended to protect all stockholders.

Proposal No. 4C: Removal of Directors

Description of Amendment

The Second Amended and Restated Certificate of Incorporation of the post-combination company will provide that subject to the rights of the holders of any outstanding series of preferred stock, any director, or the entire post-combination company’s board of directors, may be removed, for cause, by the affirmative vote of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon.

Reasons for the Amendment

The current certificate of incorporation of the Company provides that before a Business Combination, only holders of Founder Shares may remove a director, with or without cause, and that holders of public shares have no right to vote on the election or removal of any director.  Under the DGCL, unless a company’s certificate of incorporation provides otherwise, removal of a director only for cause is automatic with a classified board.  The Second Amended and Restated Certificate of Incorporation of the post-combination company permits the removal of a director only for cause and only by the affirmative vote of the holders of at least at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon.  The Company’s board of directors believes that such a standard will (i) increase board continuity and the likelihood that experienced board members with familiarity of the post-combination company’s business operations would serve on the board at any given time and (ii) make it more difficult for a potential acquiror or other person, group or entity to gain control of the post-combination company’s board of directors.

Proposal No. 4D: Action by Written Consent of Stockholders

Description of Amendment

The Second Amended and Restated Certificate of Incorporation of the post-combination company will eliminate the right of stockholders to act by written consent.

Reasons for the Amendment

The current certificate of incorporation of the Company provides that before a Business Combination, stockholders may act by written consent in accordance with the DGCL.  The Second Amended and Restated Certificate of Incorporation of the post-combination company would remove this right.  Eliminating the right of stockholders to act by written consent limits the circumstances under which stockholders can act on their own initiative to remove directors, or alter or amend the post-combination company’s organizational documents outside of a duly called special or annual meeting of the stockholders of the post-combination company.  Further, the Company’s board of directors believes continuing to limit stockholders’ ability to act by written consent will (i) reduce the time and effort our board of directors and management would need to devote to stockholder proposals, which time and effort could distract our directors and management from other important company business and (ii) facilitate transparency and fairness by allowing all stockholders to consider, discuss, and vote on pending stockholder actions.  In addition, the elimination of the stockholders’ ability to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the board of directors only at a duly called special or annual meeting.  However, this proposal is not in response to any effort of which the Company is aware to obtain control of the post-combination company, and the Company and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations.  Further, the Company’s board of directors does not believe that the effects of the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the post-combination company.  Inclusion of these provisions in the Second Amended and Restated Certificate of Incorporation of the post-combination company might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the board of directors and thereby help protect stockholders from the use of abusive and coercive takeover tactics.

Vote Required for Approval

Proposals No. 4A through 4D will be adopted and approved only if the holders of at least a majority of our outstanding shares of Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting, vote “FOR” Proposals No. 4A through 4D.  Assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a broker non-vote with regard to the Governance Proposals, will have no effect on the Governance Proposals.  A properly executed proxy marked “ABSTAIN” with respect to a Governance Proposal will have the same effect as a vote “AGAINST” such Governance Proposal.

As discussed above, a vote to approve each of the Proposals No. 4A through 4D is an advisory vote, and therefore, is not binding on the Company, Sponsor or their respective boards of directors.  Accordingly, regardless of the outcome of the non-binding advisory vote, the Company and Sponsor intend that the proposed Second Amended and Restated Certificate of Incorporation, in the form set forth on Annex B and containing the provisions noted above, will take effect at consummation of the Business Combination, assuming adoption of Proposal No. 3.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
OUR STOCKHOLDERS VOTE “FOR” PROPOSALS NOS. 4A, 4B, 4C and 4D.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, the Company’s and Sarcos’ expectations or predictions of future business performance or conditions, Sarcos’ product roadmap, including the expected timing of commercialization or new product releases and the expected capabilities of products currently in development. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements, including risks related to Sarcos’ ability to execute on its business strategy, attract and retain users, develop new offerings. These forward-looking statements are based on Sarcos’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sarcos is not under any obligation and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the SEC. In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to the inability of the parties to successfully or timely consummate the potential business combination, including the risk that any required regulatory approvals or stockholder approvals of the Company are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the potential business combination; Sarcos’ ability to execute on its business strategy, develop new products and services and enhance existing products and services; ability to respond rapidly to emerging technology trends; ability to compete effectively and manage growth and costs; and other risks and uncertainties set forth in the section entitled “Risk

Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s definitive proxy statement filed with the SEC on August 6, 2021 and other documents of the Company filed, or to be filed, with SEC.

Additional Information About the Proposed Business Combination and Where to Find It

This Current Report is being made in respect of the proposed Business Combination involving the Company and Rotor, the Company filed a definitive proxy statement with the SEC on August 6, 2021 relating to the proposed Business Combination. This Current Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other documents filed, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about the Company, Sarcos and the proposed Business Combination. Stockholders of the Company will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company by directing a request to: Rotor Acquisition Corp., The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Amendment No. 1, dated August 28, 2021, to the Agreement and Plan of Merger, dated April 5, 2021, by and among Rotor Acquisition Corp., Rotor Merger Sub Corp., and Sarcos Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2021

ROTOR ACQUISITION CORP.

By:	/s/ Amy Salerno
Name:	Amy Salerno
Title:	Chief Financial Officer